UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 27, 2008
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS		75201

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 27, 2008, the Compensation Committee of the Board of Directors of Crosstex Energy GP, LLC, the general partner of the general partner of Crosstex Energy, L.P. (the “Partnership”), approved the grant of restricted common units representing limited partner interests in the Partnership to be made, effective as of January 1, 2011, to certain of the Partnership’s named executive officers (as set forth in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007) in the respective target amounts set forth below, subject to the terms, conditions and restrictions contained in the Crosstex Energy GP, LLC Long Term Incentive Plan and the applicable performance unit agreement relating to the grants (the “Performance Unit Agreement”).

Executive Officer	Target Number of Units
Barry E. Davis	61,985
Jack M. Lafield	28,499
William W. Davis	29,924
Robert S. Purgason	28,499
Joe A. Davis	27,074
     To be eligible to receive the restricted units, the named executive officer must continuously be employed by the Partnership or one of its affiliates from March 1, 2008 through January 1, 2011, and no units will be credited to an award recipient until January 1, 2011. The target number of restricted units reflected above will be increased (up to a maximum of 300% of the target number of units) or decreased (to a minimum of 30% of the target number of units) based on the Partnership’s average growth rate (defined as the percentage increase or decrease in distributable cash flow per unit of the Partnership) compared to the Partnership’s target growth rate established in the applicable Performance Unit Agreement. Generally, the restricted units will vest and become unrestricted as of March 1, 2011 if the executive officer remains an employee of the Partnership or one of its affiliates through such date.
     The foregoing summary is qualified in its entirety by, and should be read in conjunction with, the full text of the form of the Performance Unit Agreement, which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Form of Performance Unit Agreement (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K dated June 27, 2007, filed on July 3, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., its General Partner

By:	Crosstex Energy GP, LLC, its General Partner

Date: April 2, 2008	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Form of Performance Unit Agreement (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K dated June 27, 2007, filed on July 3, 2007).